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                                                                    EXHIBIT 10.2

                               Modification No. 1
                           Dated as of March 31, 1998
                                       to
                 Amended and Restated Revolving Credit Agreement
                          Dated as of October 17, 1997
                 -----------------------------------------------

        MODIFICATION NO. 1 ("Modification No. 1"), dated as of March 31, 1998, to the Amended and Restated Revolving Credit Agreement, dated as of October 17, 1997 (as amended from time to time, the "Agreement"), by and among UNICCO SERVICE COMPANY, USC, INC., UNICCO SECURITY SERVICES, INC., UNICCO GOVERNMENT SERVICES, INC. AND UNICCO FINANCE CORP. (collectively, the "Borrowers"), BANKBOSTON, N.A. and the other lending institutions which may become parties thereto (individually, a "Bank" and, collectively, the "Banks"), and BANKBOSTON, N.A., as agent for the Banks (the "Agent") and joined in for certain purposes by UNICCO FACILITY SERVICES CANADA COMPANY ("U-Canada").

                              W I T N E S S E T H :
                              ---------------------

        WHEREAS, the Borrowers (including U-Canada), the Agent and the Banks have entered into the Agreement pursuant to which the Banks have, on the terms and subject to the conditions stated therein, made certain loans to the Borrowers as contemplated thereby;

        WHEREAS, the Borrowers, U-Canada, the Agent and the Banks desire to amend the Agreement in certain respects to provide for (a) the purchase by UNICCO Service Company ("Unicco") of all of the outstanding capital stock of American Building Services, Inc. pursuant to and as contemplated by the provisions of the Stock Purchase Agreement, dated as of February 28, 1998 (the "AmBuild Acquisition") and (b) the organization of UNICCO Service of N.J., Inc., a New Jersey corporation, as a 90% owned subsidiary of Unicco (the "NJ Incorporation");

        WHEREAS, as a consequence of the consummation of the AmBuild Acquisition, Unicco owns all of the outstanding capital stock of American Building Services, Inc. and as a consequence of the NJ Incorporation, Unicco owns all of the outstanding capital stock of UNICCO Service of N.J., Inc.; and

        WHEREAS, the Borrowers have requested the Agent and the Banks to waive certain provisions of the Agreement for the sole purpose of permitting the consummation of the AmBuild Acquisition and the NJ Incorporation;
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        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

           1. DEFINITIONS. All capitalized terms used herein which are defined in the Agreement shall have the same meanings herein as therein, except as otherwise specifically provided herein or effected hereby.

           2. MODIFICATIONS OF THE AGREEMENT. Upon the terms and subject to the conditions of this Modification No. 1, the Agreement is amended in each of the following respects:

                       (a) The preamble to the Agreement is amended by inserting
               immediately prior to the definition of the Borrowers, the following: "American Building Services, Inc. ("AmBuild"), an Ohio corporation having its chief executive office at 4 Copley Place, Boston, Massachusetts, 02116, and UNICCO Service of N.J. ("U-NJ"), Inc., a New Jersey corporation having its chief executive office at 4 Copley Place, Boston, Massachusetts 02116".

                       (b) The definition of "Borrower Affiliated Group" is
               hereby amended to read in its entirety as follows: "Collectively,
               (i) Unicco, (ii) USC, (iii) the USC Subsidiaries, (iv) U-Canada,
               (v) U-Finance, (vi) American Building Services, Inc. and (vii) UNICCO Service of N.J., Inc."

                       (c) The definition of "Security Agreements" is hereby
               amended by deleting the word "and" in the fourth line of such definition and inserting after the word "Agent" at the end thereof, the following: " and (iii) the separate Security Agreements, each dated as of March 31, 1998, and executed and delivered by each of AmBuild and U-NJ to the Collateral Agent for the ratable benefit of the Banks and the Agent."

                       (d) EXHIBIT A to the Agreement is amended to read in its
               entirety as set forth on Annex 1 attached hereto.

           3. MODIFICATION OF BANKBOSTON REVOLVING CREDIT NOTE. The BankBoston Revolving Credit Note issued by the Borrowers in favor of BankBoston is amended as set forth in the Allonge (the "Allonge No. 1") attached hereto as Annex 2.

           4. LOAN DOCUMENTS. The term "Loan Documents" shall, wherever used in any of the Loan Documents, be deemed to also mean and include this Modification No. 1, the Security Agreements entered into by AmBuild and



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               U-NJ (the "AmBuild and U-NJ Security Agreements") and the Allonge
               No. 1 delivered in connection with this Modification No. 1.

           5. CONDITIONS PRECEDENT. This Modification No. 1 shall become and be effective as of the date hereof, but only if:

                       (v) an Allonge to the Revolving Credit Note issued in favor of BankBoston in the form of Annex 2 hereto shall be duly executed and delivered by the Borrowers to BankBoston;

                       (w) a Certificate or Certificates of a Clerk/Secretary and/or appropriate executive officer, as the case may be, shall be executed and delivered to the Agent and the Banks stating that: (A) the execution and delivery of this Modification No. 1, the AmBuild and U-NJ Security Agreements and the Allonge No. 1 are each within the corporate authority of each of the respective Borrowers party thereto and that such execution and delivery have been duly authorized by all necessary corporate proceedings on the part of each of the relevant Borrowers; (B) each of the representations and warranties made by or on behalf of the Borrowers in the Agreement, as amended through this Modification No. 1, was true and correct in all material respects when made and is true and correct in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Modification No. 1, except to the extent that such representations and warranties relate solely to a prior date; (C) no Event of Default exists on the date hereof, and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute an Event of Default; (D) as to AmBuild and U-NJ, the Certificate sets forth the name of (together with a specimen signature of) each individual who shall be authorized to sign, in the name of and on behalf of AmBuild and U-NJ, respectively, each of the Loan Documents to which it is or is to become a party; and (E) as to AmBuild and U-NJ, all insurance that is required by the Agreement to be in effect in respect of all property and fixtures of AmBuild and U-NJ, respectively, is in effect as of the date hereof;

                       (x) a Certificate of the Chief Financial Officer of Unicco shall be executed and delivered to the Agent and the Banks to the




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                              effect that the AmBuild Acquisition meets all of
                              the criteria to qualify as a "Permitted
                              Acquisition", except that the Borrowers did not receive the prior written notice required by clause (ii) of the definition of "Permitted Acquisition" and except that the Agent did not receive the computation required by clause (vii) thereof until after the consummation of the AmBuild Acquisition; and

                       (y) (a) each of AmBuild and U-NJ deliver to the Agent and the Banks a copy, certified by a duly authorized officer of each such Borrower to be true and complete on the date hereof, of (i) its charter as in effect on the date hereof and (ii) its by-laws as in effect on the date hereof; (b) each of AmBuild and U-NJ deliver to the Agent and the Banks a copy, certified by a duly authorized officer of each such Borrower to be true and complete on the date hereof, of records of all corporate action taken by such Borrower to authorize its execution and delivery of this Modification No. 1, its respective Security Agreement and the Allonge No. 1 contemplated hereby and its performance of all of its agreements and obligations under each of the Loan Documents; and (c) each of AmBuild and U-NJ deliver to the Agent and the Banks all other corporate, governmental or other proceedings in connection with the transactions contemplated hereunder (including the AmBuild Purchase and the NJ Incorporation) as the Agent, on behalf of itself and the Banks, shall have reasonably requested; and

                       (z) this Modification No. 1 shall be signed by the Borrowers, the Agent, the Banks and U-Canada.

           6. MISCELLANEOUS. This Modification No. 1 may be executed and delivered in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Modification No. 1, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended hereby, the provisions of the Agreement shall remain unmodified, and the Agreement, as amended hereby, is hereby confirmed as being in full force and effect, and the Borrowers and U-Canada hereby ratify and confirm all of their joint and several agreements and obligations contained therein.

                            (Signatures on next page)


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        IN WITNESS WHEREOF, the parties hereto have executed this Modification
No. 1 as of the date first above written.

                                          The Borrowers:
                                          --------------

                                          UNICCO SERVICE COMPANY
                                          USC., INC.
                                          UNICCO SECURITY SERVICES, INC.
                                          UNICCO GOVERNMENT SERVICES, INC.
                                          UNICCO FINANCE CORP.
                                          AMERICAN BUILDING SERVICES, INC.
                                          UNICCO SERVICE OF N.J., INC.


WITNESS                                   By: /s/ George A. Keches
                                              ----------------------------------
                                              In his capacity as Treasurer of
By: /s/ Scott Moy                             each of the above-named entities
    -----------------------------
    Title: Controller



                                          The Agent:
                                          ----------

                                          BANKBOSTON, N.A., as Agent,
                                          Administrative Agent and Collateral
                                          Agent

                                          By: /s/ Henry L. Petrillo
                                              ----------------------------------
                                              Title: Director

                                          The Banks:
                                          ----------

                                          BANKBOSTON, N.A.

                                          By: /s/ Henry L. Petrillo
                                              ----------------------------------
                                              Title: Director

The undersigned hereby acknowledges and agrees to each of the terms of the foregoing Modification No. 1 applicable to it as a member of the Borrower Affiliated Group or otherwise.

UNICCO FACILITY SERVICES CANADA COMPANY

By: /s/ George A. Keches
    -----------------------------
    Title: Authorized Signatory